UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                   ----------

                                  May 27, 2003
                                 Date of Report
                        (Date of earliest event reported)

                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)

            Virginia                      0-9881                54-1162807
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

P.O. Box 459
Edinburg, VA                                                       22824
(Address of principal executive office)                          (Zip code)

       Registrant's telephone number, including area code: (540) 984-4141

Item 5. Other Events

NEWS RELEASE

For further information, please contact Christopher E. French at 540-984-5209.

                            EARLE A. MACKENZIE JOINS
                      SHENANDOAH TELECOMMUNICATIONS COMPANY
                           AS EXECUTIVE VICE PRESIDENT

      EDINBURG, VA, (May 27, 2003) - Shenandoah Telecommunications Company (Shentel; NASDAQ: SHEN) announces that Earle A. MacKenzie will be joining the Company as Executive Vice President. In this position, Mr. MacKenzie will serve as both the Chief Operating Officer and Chief Financial Officer of the Shentel organization. This move permits Laurence F. Paxton, who has been directing both the finance and information technology functions, to focus on information technology activities, which have become increasingly complex as a result of growth in the business.

      Mr. MacKenzie has almost 30 years of telecommunications industry experience, having held positions in accounting, finance, marketing and sales, human resources and executive management. He has worked for a range of organizations, including Contel, Arthur Andersen, startup ventures, and consulting firms. His most recent position was President and Co-Founder of Broadslate Networks, a startup data services company. His telephony experience includes 13 years with Contel, holding positions in both their regulated telephone organization, and later as part of the team which started Contel's cellular business. While at Contel Cellular, Mr. MacKenzie was instrumental in helping to develop that business into one of the top 10 wireless carriers in the United States.

      "We are pleased that Earle MacKenzie will be joining Shentel. His wealth of industry experience and knowledge will be a tremendous asset for our organization as we continue to build on our successful growth" said Christopher
E. French, President of Shenandoah Telecommunications Company. "As Executive Vice President, he will provide additional leadership for our accounting and finance areas, information systems and human resources functions, and our wireless business."

      Mr. MacKenzie received a BBA degree from the College of William and Mary, and has been a CPA since 1974.

      Shenandoah Telecommunications Company is a holding company which provides a broad range of telecommunications services through its eight operating subsidiaries. The Company is traded on the NASDAQ National Market under the symbol "SHEN." The Company's operating subsidiaries provide local telephone, cable, Internet access, interexchange facilities, and PCS services, along with many other associated services, to the Quad State region from Harrisonburg, Virginia to Harrisburg and Altoona, Pennsylvania.


                                                ________________________________
                                                Laurence F. Paxton
                                                Vice President - Finance

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SHENANDOAH TELECOMMUNICATIONS COMPANY
                                        (Registrant)


June 3, 2003                            /s/ LAURENCE F. PAXTON
                                        ----------------------------------------
                                        Laurence F. Paxton
                                        Vice President-Finance